REALITY SHARES ETF TRUST

Reality Shares DIVS ETF (NYSE Arca, Inc.: DIVY)

Supplement dated September 8, 2020 to the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Fund listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, and at the recommendation of Reality Shares Advisors, LLC, the investment adviser to the Reality Shares DIVS ETF (the “Fund”), the Board of Trustees (the “Board”) of Reality Shares ETF Trust (the “Trust”) approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation (the “Liquidation”). Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about September 25, 2020 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc. (the “Exchange”) is expected to be September 21, 2020. The Exchange will halt trading in the Fund’s shares before the open of trading on September 22, 2020. On or about September 15, 2020, the Fund will be closed to new investments and shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will continue to be a market for the Fund’s shares during this time period. Prior to the close of trading on September 21, 2020, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

Beginning on September 8, 2020 and continuing through the Liquidation Date, the Fund will liquidate its portfolio assets. As a result, during this period, the Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

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